EXHIBIT 10.18
                                                                   -------------












                           LOAN AND SECURITY AGREEMENT

                                      among

                                    LENDERS,

                         GREEN POWER KENANSVILLE, L.L.C.

                               3212 Wickford Drive

                        Wilmington, North Carolina 28409

                                       and

                        GREEN POWER ENERGY HOLDINGS CORP.
                               3212 Wickford Drive
                        Wilmington, North Carolina 28409


                         Dated as of the Effective Date

                            (as hereinafter defined)



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                                TABLE OF CONTENTS
                                -----------------


1        LOAN AND TERMS OF PAYMENT.............................................1

         1.1      LOAN AND TERMS OF PAYMENT....................................1
         1.2      INTEREST RATE; PAYMENTS......................................1
         1.3      WARRANTS.....................................................2
         1.4      FEES.........................................................2

2        CONDITIONS OF LOANS...................................................2

         2.1      NECESSARY AGREEMENTS; DOCUMENTS..............................2
         2.2      REPRESENTATIONS; WARRANTIES..................................2

3        CREATION OF SECURITY INTEREST.........................................2

         3.1      SENIOR LENDER................................................2
         3.2      GRANT OF SECURITY INTEREST...................................2
         3.3      AUTHORIZATION TO FILE........................................2

4        REPRESENTATIONS AND WARRANTIES........................................2

         4.1      DUE ORGANIZATION AND AUTHORIZATION...........................2
         4.2      COLLATERAL...................................................3
         4.3      LITIGATION...................................................3
         4.4      SEC FILINGS..................................................3
         4.5      SOLVENCY.....................................................3
         4.6      REGULATORY COMPLIANCE........................................3
         4.7      FULL DISCLOSURE..............................................3

5        AFFIRMATIVE COVENANTS.................................................3

         5.1      GOVERNMENT COMPLIANCE........................................3
         5.2      TAXES........................................................3
         5.3      INSURANCE....................................................4
         5.4      FURTHER ASSURANCES...........................................4

6        NEGATIVE COVENANTS....................................................4

         6.1      ENCUMBRANCE..................................................4
         6.2      ADDITIONAL DEBT..............................................4

7        EVENTS OF DEFAULT.....................................................4

         7.1      PAYMENT DEFAULT..............................................4
         7.2      INSOLVENCY...................................................4

8        LENDERS' RIGHTS AND REMEDIES..........................................4

         8.1      RIGHTS AND REMEDIES..........................................4
         8.2      ACCOUNTS COLLECTION..........................................4
         8.3      LENDER'S EXPENSES............................................5
         8.4      REMEDIES CUMULATIVE..........................................5

9        NOTICES...............................................................5


10       CHOICE OF LAW , VENUE AND JURY TRIAL WAIVER...........................5


11       GENERAL PROVISIONS....................................................5

         11.1     SUCCESSORS AND ASSIGNS.......................................5
         11.2     INDEMNIFICATION..............................................5
         11.3     TIME OF THE ESSENCE..........................................6
         11.4     SEVERABILITY OF PROVISION....................................6
         11.5     AMENDMENTS IN WRITING, INTEGRATION...........................6




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         11.6     COUNTERPARTS.................................................6
         11.7     SURVIVAL.....................................................6
         11.8     CONFIDENTIALITY..............................................6
         11.9     ATTORNEYS' FEES, COSTS AND EXPENSES..........................6

12       DEFINITIONS; USAGE....................................................6

         12.1     DEFINITIONS..................................................6
         12.2     USAGE........................................................8

























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         This LOAN AND SECURITY  AGREEMENT  (this  "Agreement")  dated as of the
Effective Date among Green Power Energy Holdings Corp., a Delaware corporation, with its principal place of business at the location set forth on the Cover Page of this Agreement (the "Company"), Green Power Kenansville, L.L.C., a Delaware limited liability company, with its principal place of business at the location set forth on the Cover Page of this Agreement ("Borrower") and the Lenders set forth on Exhibit B hereto and each of the other Lenders (as that term is defined in Section 12.1), provides the terms on which Lenders will lend to Borrower and Borrower will repay Lenders. The parties hereby agree as follows:

1 LOAN AND TERMS OF PAYMENT.

1.1 Loan and Terms of Payment.

         (a) Lenders will loan Borrower an amount up to, but not exceeding, FOUR MILLION DOLLARS ($4,000,000), pursuant to the terms of this Agreement (the "Loan"). Seventy-five percent (75%) of any amounts received by Borrower pursuant to the Loan will be used to purchase the Facility or to pay debt on the acquisition of the Facility. Twenty-five percent (25%) of any amounts received by Borrower pursuant to the Loan will be used as working capital of the Company or any subsidiary thereof.

         (b) The Loan will be evidenced by a series of promissory notes made by Borrower payable to Lenders in substantially the form of Exhibit A hereto (the "Notes"). Lender will lend Borrower the amount set forth next to Lender's name on Exhibit B hereto, and Borrower will execute a Note made payable to Lender in such amount. The Loan will be made to the Borrower through the delivery of wire transferred funds for the benefit of Borrower pursuant to the following instructions: For the Account of Green Power Kenansville, LLC, Bank of America, 3500 South College Road, Wilmington, South Carolina 28405, ABA # 053000196 for the benefit of Account Number 000682917414.

         (c) The Notes will accrue interest at 15.00% per annum. Interest on the Notes is payable on the fifteenth (15th) day of each month. Late payments will be subject to the interest and penalties contained in the Notes. No payments of principal under the Notes shall be due and payable prior to the Maturity Date. The entire balance of each Note, including principal and accrued but unpaid interest from the date hereof, shall be due and payable on the Maturity Date. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest accrue according to the terms of the Notes. The Notes may not be prepaid prior to the Maturity Date.

         (d) Pursuant to the Notes, Borrower shall have the option on the Maturity Date to extend the Maturity Date until the two year anniversary of the Effective Date.

1.2 Interest Rate; Payments.

         (a) Excess Interest. At maturity (whether by acceleration or otherwise) or on earlier final payment of the Obligations, Lenders will compute the total amount of interest that has been contracted for, charged or received by Lenders or payable by Borrower hereunder and compare such amount to the Maximum Lawful Amount that could have been contracted for, charged or received by Lenders. If such computation reflects that the total amount of interest that has been contracted for, charged or received by Lenders or payable by Borrower exceeds the Maximum Lawful Amount, then Lenders shall apply such excess to the reduction of the principal balance, and any remaining excess shall be refunded to Borrower. This provision concerning the crediting or refund of excess interest shall control and take precedence over all other agreements between Borrower and Lenders so that under no circumstances shall the total interest contracted for, charged or received by Lenders exceed the Maximum Lawful Amount.

         (b) Computation of Interest; Default Rate. Interest is computed on a 360 day year for the actual number of days elapsed. Lenders will not compute the interest in a manner that would cause Lenders to contract for, charge or receive interest that would exceed the Maximum Lawful Rate or the Maximum Lawful Amount.


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After an Event of Default,  Obligations  accrue interest at the Default Interest
Rate. The Default Interest Rate is the least of (i) the Maximum Lawful Rate, if the Maximum Lawful rate is established by applicable law, or (ii) the interest rate applicable immediately prior to the occurrence of the Event of Default plus 5 percentage points, if no Maximum Lawful Rate law has been established by applicable law; or (iii) 18% per annum; or (iv) such lesser rate of interest as each Lender in its sole discretion may choose to charge; but in no event more than the Maximum Lawful Rate.

1.3 Warrants. On the Effective Date, the Company will deliver to the each Lender a warrant (the "Warrant") to purchase one (1) share of the Company's common stock, par value $0.001 per share (the "Common Stock") for every FOUR DOLLARS ($4.00) in principal amount of such Lender's Note. The Company shall set forth the number of shares each Lender has a right to purchase pursuant to the Warrant (the "Warrant Shares") next to such Lender's name on Exhibit B hereto. Each Warrant shall grant the applicable Lender the right to purchase such Lender's Warrant Shares for an exercise price of $1.00 per share at any time during the one period commencing on the anniversary date of the date of issuance of the Warrant.

1.4 Fees. Each party hereto will pay his or its own fees.


2 CONDITIONS OF LOANS. Each Lender's obligation to make the Loan is subject to the following conditions precedent:

2.1 Necessary Agreements; Documents. Each Lender must receive the agreements and documents it requires; and

2.2 Representations; Warranties. The representations and warranties in Section 5 must be materially true on the Effective Date and no Event of Default may have occurred and be continuing, or result from the Loan.

3 CREATION OF SECURITY INTEREST.

3.1 Senior Lender. Borrower reserves the right to grant to Senior Lender, if any, a security interest in the Collateral that is senior in priority to the security interest of Lenders. The security interest in the Collateral granted to Senior Lender, if any, may secure up to FOUR MILLION FIVE HUNDRED THOUSAND DOLLARS ($4,500,000) of principal debt, plus accrued interest and other amounts owed by Borrower to Senior Lender.

3.2 Grant of Security Interest. Borrower grants each Lender a continuing security interest second in priority to the Senior Lender, if any, in all of the Collateral to secure all Obligations and performance of each of the Company's and Borrower's duties under the Loan Documents. If this Agreement is terminated, Lenders' lien and security interest in the Collateral will continue until the Company and Borrower fully satisfy their Obligations.

3.3 Authorization to File. The Company and Borrower authorize each Lender to file financing statements without notice to the Company or Borrower, with all appropriate jurisdictions, as each Lender deems appropriate, in order to perfect or protect Lenders' interest in the Collateral.

4 REPRESENTATIONS AND WARRANTIES. The Company represents and warrants as follows:

4.1 Due Organization and Authorization.

(a) Each of the Company and Borrower is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified except where the failure to do so could not reasonably be expected to cause a Material Adverse Change

(b) The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with the Company's or Borrower's formation documents, nor constitute an event of default under any material agreement by which either is bound. Neither the Company nor Borrower is in default under any agreement to which or by which it is bound in which the default could reasonably be expected to cause a Material Adverse Change.



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4.2 Collateral.

(a) Following its acquisition of the Facility, Borrowers will have good title to the Facility.

(b) Each of Moez Nagji, Wayne Coverdale, Steve Stanko and A.D. Justus Trust have good title to the shares of Common Stock pledged by such Person pursuant to the Pledge Agreement attached hereto as Exhibit C.

4.3 Litigation. To the knowledge and belief of the Company, there are no actions or proceedings pending or, to the knowledge of the Company's Responsible Officers, threatened by or against the Company or Borrower in which a likely adverse decision could reasonably be expected to cause a Material Adverse Change.

4.4 SEC Filings. Any reports filed with the SEC by the Company pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934 may be read and copied at the SEC's public reference rooms located at 450 Fifth Street, N.W., Washington, D.C. 20549. Any information in such documents was accurate as of the date of filing with the SEC, and the Company is not obligated hereby to update such information.

4.5 Solvency. The fair salable value of the Company's assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; the Company is not left with unreasonably small capital after the transactions in this Agreement; and the Company is able to pay its debts (including trade debts) as they mature.

4.6 Regulatory Compliance. The Company has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. The Company and Borrower have each timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes. The Company and Borrower have each obtained all consents, approvals and authorizations or, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted.

4.7 Full Disclosure. No written representation, warranty or other statement of Borrower in any certificate or written statement given to any Lender (tcontains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading (it being recognized by each Lender that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not to be viewed as facts and that actual results during the period or periods covered by any such projections and forecasts may differ from the projected or forecasted results)

5 AFFIRMATIVE COVENANTS. The Company will do all of the following for so long as any Lender has an obligation to lend, or there are outstanding obligations:

5.1 Government Compliance. The Company will maintain each of its and Borrower's legal existence and good standing in its jurisdiction of formation and maintain the qualification of each in each jurisdiction in which the failure to so qualify could reasonably be expected to have a material adverse effect on the Company's or Borrower's business or operations. The Company will comply, and have the Borrower comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could have a material adverse effect on the Company's business or operations or could reasonably be expected to cause a Material Adverse Change.

5.2 Taxes. The Company will make, and cause Borrower to make, timely payment of all material federal, state, and local taxes or assessments (other than taxes and assessments which the Company is contesting in good faith, with adequate reserves maintained in accordance with GAAP) and will deliver to Lenders, on demand, appropriate certificates attesting to the payment.


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5.3  Insurance.  The Company will keep  Borrower's  business and the  Collateral insured for risks. Insurance policies will be in a form, with companies, and in amounts that are reasonable and customary for the protection of the Collateral. So long as no Event of Default has occurred and is continuing, Borrower shall have the option of applying the proceeds of any casualty policy to the replacement or repair of destroyed or damaged property; provided that, after the occurrence and during the continuance of an Event of Default, all proceeds payable under any such casualty policy shall, at the option of Lenders, be payable to Lenders on account of the Obligations.

5.4 Further Assurances. The Company and Borrower will execute any further instruments and take further action as any Lender reasonably requests to perfect or continue such Lenders' security interest in the Collateral or to effect the purposes of this Agreement.

6 NEGATIVE COVENANTS. The Company will not do any of the following without Lenders' prior written consent, which will not be unreasonably withheld, for so long as any Lender has an obligation to lend or there are any outstanding
Obligations:

6.1 Encumbrance. Permit any Collateral not to be subject to the security interest granted herein, subject to the provisions of Section 3.1 and 3.2.

6.2 Additional Debt. Make or permit any payment on any additional debt that is not subordinated to the interests of the Lenders granted herein and in any other related agreement, without Lenders' prior written consent.

7 EVENTS OF DEFAULT. Any one of the following is an Event of Default:

7.1 Payment Default. If Borrower fails to pay any of the Obligations within five
(5) days after their due date and in turn fails to cure said default within 30 days of receipt of written notice from the Lender of such failure to pay; or

7.2 Insolvency. (i) If the Company becomes insolvent; (ii) if the Company begins an Insolvency Proceeding; or (iii) an Insolvency Proceeding is begun against the Company and not dismissed or stayed within 30 days.

8 LENDERS' RIGHTS AND REMEDIES.

8.1 Rights and Remedies. When an Event of Default occurs and continues each Lender may, subject to the tendering of applicable notice to the Borrower as provided for herein, do any or all of the following:

(a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 7.2 occurs, all Obligations are immediately due and payable without any action by Lenders);

(b) Make any payments and do any acts it considers necessary or reasonable to protect its security interest in the Collateral. Borrower will assemble the Collateral if any Lender requests and make it available to Lenders. Lenders may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Lenders a license to enter and occupy any of its premises, without charge, to exercise any of Lenders' rights or remedies;

(c) Apply to the Obligations any amount held by such Lender owing to or for the credit or the account of Borrower;

(d) Dispose of the Collateral according to the Code.

8.2 Accounts Collection. When an Event of Default occurs and continues, each Lender may notify any Person owing Borrower money of such Lender's security


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interest  in the funds and  verify  the  amount of the  Account.  Borrower  must collect all payments in trust for Lenders and, if requested by Lenders, immediately deliver the payments to Lenders in the form received from the account debtor, with proper endorsements for deposit.

8.3 Lender's Expenses. If Borrower fails to pay any amount or furnish any required proof of payment to third persons, Lenders may make all or part of the payment or obtain insurance policies required in Section 5.3, and take any action under the policies Lenders deem prudent. Any amounts paid by any Lender are such Lender's Expenses and immediately due and payable, bearing interest at the applicable rate of the Notes and secured by the Collateral. No payments by any Lender are deemed an agreement to make similar payments in the future or such Lender's waiver of any Event of Default.

8.4 Remedies Cumulative. Each Lender's rights and remedies under this Agreement, the Loan Documents, and all other agreements are cumulative. Each Lender has all rights and remedies provided under the Code, by law, or in equity. Any Lender's exercise of one right or remedy is not an election, and any Lender's waiver of any Event of Default is not a continuing waiver. Any Lender's delay is not a waiver, election, or acquiescence. No waiver is effective unless signed by the Lender against whom it operates and then is only effective for the specific instance and purpose for which it was given.

9 NOTICES. All notices or demands by any party about this Agreement or any other related agreement must be in writing and be personally delivered or sent by an overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile to the addresses set forth at the beginning of this Agreement. A party may change its notice address by giving the other parties written notice.

10 CHOICE OF LAW , VENUE AND JURY TRIAL WAIVER.

         Texas law governs the Loan Documents without regard to principles of conflicts of law as if performed entirely within the State of Texas by Texas residents. The Company, Borrower, and Lenders each submit to the exclusive jurisdiction of the State and Federal courts in Dallas County, Texas.

         THE COMPANY, BORROWER, AND LENDERS EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL AND, BY ITS EXECUTION OF THIS AGREEMENT CONFIRMS THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH COUNSEL.

11 GENERAL PROVISIONS.

11.1 Successors and Assigns. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Neither the Company nor Borrower may assign this Agreement or any rights or Obligations under it without each Lender's prior written consent which may be granted or withheld in each Lender's discretion. Each Lender has the right, without the consent of or notice to the Company or Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, such Lender's obligations, rights and benefits under this Agreement, the Loan Documents or any related agreement.

11.2 Indemnification. THE COMPANY WILL INDEMNIFY, DEFEND AND HOLD HARMLESS EACH LENDER AGAINST: (A) ALL OBLIGATIONS, DEMANDS, CLAIMS, AND LIABILITIES ASSERTED BY ANY OTHER PARTY IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS; AND (B) ALL LOSSES INCURRED BY EACH SUCH LENDER FROM, FOLLOWING, OR CONSEQUENTIAL TO TRANSACTIONS BETWEEN LENDERS AND BORROWER (INCLUDING REASONABLE ATTORNEYS' FEES AND EXPENSES), EXCEPT FOR LOSSES CAUSED BY SUCH LENDER'S NEGLIGENCE, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.



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11.3 Time of the  Essence.  Time is of the  essence for the  performance  of all obligations in this Agreement.

11.4 Severability of Provision. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

11.5 Amendments in Writing, Integration. All amendments to this Agreement must be in writing signed by each Lender, the Company, and Borrower. This Agreement and the Loan Documents represent the entire agreement about this subject matter, and supersedes prior or contemporaneous negotiations or agreements. All prior or contemporaneous agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Agreement and the Loan Documents.

11.6 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, constitute one Agreement. Such counterparts may be manual or facsimile signatures.

11.7 Survival. All covenants, representations and warranties made in this Agreement continue in full force while any Obligations remain outstanding. The obligations of the Company in Section 12.2 to indemnify Lenders will survive until all statutes of limitations for actions that may be brought against Lenders have run.

11.8 Confidentiality. In handling any confidential information, each Lender will exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made (i) to Lenders' subsidiaries or Affiliates in connection with their business with Borrower, (ii) to prospective transferees or purchasers of any interest in the loans (provided, however, each Lender shall use commercially reasonable efforts in obtaining such prospective transferee or purchasers agreement of the terms of this provision),
(iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with such Lender's examination or audit and (v) as such Lender considers appropriate in exercising remedies under this Agreement. Confidential information does not include information that either: (a) is in the public domain or in a Lender's possession when disclosed to such Lender, or becomes part of the public domain after disclosure to such Lender; or (b) is disclosed to such Lender by a third party, if Lender does not know that the third party is prohibited from disclosing the information.

11.9 Attorneys' Fees, Costs and Expenses. In any action or proceeding between the Company or Borrower and any Lender arising out of the Loan Documents, each party will pay its own attorneys' fees and other costs and expenses incurred, whether or not a lawsuit is filed.

12 DEFINITIONS; USAGE. In this Agreement:

12.1 Definitions.

         "Affiliate" of a Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person's managers and members.

         "Agreement" shall have the meaning given to it in the first paragraph of this Agreement.

         "Borrower" shall have the meaning given to it in the first paragraph of this Agreement.

         "Business Day" is any day that is not a Saturday, Sunday or a day on which the banks in the Dallas metropolitan area are generally closed.

         "Code" is the Texas Business and Commerce Code.


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         "Collateral" shall mean (i) the Facility, and (ii) the property pledged pursuant to the Pledge Agreement.

         "Common Stock" shall have the meaning given to it in Section 1.3.

         "Company" shall have the meaning given to it in the first paragraph of this Agreement.

         "Effective Date," with regard to each Lender, is the date that such Lender executes this Agreement, as evidenced by the date on the signature page of this Agreement or a Supplement.

         "Facility" means the plant at Kenansville, North Carolina to be purchased by Borrower and all personal property of Borrower or the Company located therein.

         "GAAP" is generally accepted accounting principles.

         "Insolvency Proceeding" is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

         "Lender" shall have the meaning given to it in the first paragraph of this Agreement and shall also mean each Lender who executes this Agreement or a Supplement.

         "Lenders" shall mean Lender and each additional Person who becomes a party to this Agreement by executing a Supplement and delivering it to the Company.

         "Lender's Expenses" are all audit fees and expenses and reasonable costs or expenses (including reasonable attorneys' fees and expenses) for preparing, negotiating, administering, defending and enforcing the Loan Documents (including appeals or Insolvency Proceedings).

         "Lien" is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

         "Loan" shall have the meaning given to it in Section 2.1(a).

         "Loan Documents" are, collectively, this Agreement, the Notes, the Warrants, the Pledge Agreement and any other present or future agreement between the Company or Borrower and any Lender (or for the benefit of any Lender) in connection with this Agreement, all as amended, extended or restated.

         "Material Adverse Change" means (i) a material impairment in the perfection or priority of the Lenders' security interest in the Collateral or in the value of such Collateral which is not covered by adequate insurance occurs;
(ii) a material adverse change in the business, operations, or condition (financial or otherwise) of the Company occurs; or (iii) a material impairment of the prospect of repayment of any portion of the Obligations occurs.

         "Maturity Date" is the one year anniversary of the Effective Date unless extended by one year pursuant to Section 2.1(d) hereof.

         "Maximum Lawful Amount" is defined in the definition of Maximum Lawful Rate below.

         "Maximum Lawful Rate" is the maximum rate of interest and the term "Maximum Lawful Amount" means the maximum amount of interest that is permissible under applicable state or federal laws for the type of loan evidenced by the Loan Documents. If the Maximum Lawful Rate is increased by statute or other governmental action after the Effective Date, then the new Maximum Lawful Rate will be applicable to the payments from the effective date of the rate change, unless otherwise prohibited by law.

         "Notes" shall have the meaning given to it in Section 2.1(b).

         "Obligations" are all debts, principal, interest, Lender's Expenses and other amounts Borrower owes Lenders now or later, including interest accruing after Insolvency Proceedings begin.

         "Person" is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

         "Pledge Agreement" means the pledge agreement among Moez Nagji, an individual resident in North Carolina, Wayne Coverdale, an individual resident in North Carolina, Steve Stanko, an individual resident in Pennsylvania, A.D. Justus Trust, a trust, and Lenders, attached hereto in the form of Exhibit D.

         "Responsible Officer" is each of the Chief Executive Officer, the President, the Chief Financial Officer and the Controller of the Company.

         "SEC" means the United States Securities and Exchange Commission.

         "Senior Lender" means any Person or Persons who is or are granted a security interest senior in priority to that granted to Lenders pursuant to
Section 3.1 or 3.2 of this Agreement

         "Subsidiary" is for any Person, a joint venture, or any other business entity of which more than 50% of the voting stock or other equity interests is owned or controlled, directly or indirectly, by the Person or one or more Affiliates of the Person.

         "Supplement" means a supplement to this Agreement executed by a Person by which such Person agrees to lend money to Borrower and becomes a party to and bound by this Agreement.

         "Warrant" means the warrant agreement among the Company and Lenders referred to in Section 2.3 and attached hereto as Exhibit C.

12.2 Usage

         In this Agreement, unless a clear contrary intention appears:

         (a) the singular number includes the plural number and vice versa;

         (b) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are not prohibited by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

         (c) reference to any gender includes each other gender or, in the case of an entity, the neuter;

         (d) reference to any agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof;

         (e) reference to any law means such law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any law means that provision of such law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

         (f) "hereunder", "hereof", "hereto" and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Article, Section or other provision thereof;

         (g)  "including"  (and  with  correlative   meaning   "include")  means
including without limiting the generality of any description preceding such term;

         (h) "or" is used in the inclusive sense of "and/or";

         (i) with respect to the determination of any period of time, "from" means "from and including" and "to" means "to but excluding"; and

         (j) references to documents, instruments or agreements shall be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto.

THIS  AGREEMENT  AND THE OTHER  LOAN  DOCUMENTS  REPRESENT  THE FINAL  AGREEMENT
BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


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                                       9

Executed as of August 18, 2003.


THE COMPANY:

GREEN POWER ENERGY HOLDINGS CORP.


By:      ______________________________
         Wayne Coverdale
         President and Chief Executive Officer

BORROWER:


By:      ______________________________
         Wayne Coverdale
         President and Chief Executive Officer

LENDER:


By:      ______________________________
Name:    ______________________________
Title:   ______________________________

                    SUPPLEMENT TO LOAN AND SECURITY AGREEMENT



         The undersigned has read the Green Power and Energy Holdings Corp. Loan and Security Agreement dated as of the Effective Date (the "Agreement") among the Company, Borrower, and Lenders (terms defined in the Agreement are used herein with the same meaning), and is fully cognizant of the terms and provisions thereof. In consideration of being permitted to acquire a promissory note from the Company, the undersigned agrees that, by the execution of this Supplement, the undersigned has become, and is, one of the parties to the Agreement as if originally named therein, for all intents and purposes and to the same extent as if originally named in the Agreement.

         The undersigned is hereby lending $ __________ to Borrower, to be evidenced by a Note made by Borrower and payable to the undersigned in the amount of $__________.

         The address of the undersigned is:

                  _______________________

                  _______________________

                  _______________________



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                                       11

         Dated this _____ day of __________, 20___.


                                               _________________________________
                                               (Signature of Lender)



                                               _________________________________
                                               (Printed or typed name of Lender)








         Accepted and agreed to on behalf of the Company and the Borrower as of this _____ day of __________, 20___.

                                              GREEN POWER ENERGY HOLDINGS, CORP.



                                              By________________________________

                                              Title_____________________________



                                              GREEN POWER KENANSVILLE, L.L.C.



                                              By________________________________

                                              Title_____________________________

                                    EXHIBIT A



                            [Form of Promissory Note]

                                 PROMISSORY NOTE

$[_______]                   Dallas, Texas       Effective Date: [_______], 2003

         FOR VALUE RECEIVED, the undersigned, GREEN POWER KENANSVILLE, L.L.C.., a Delaware limited liability company (hereinafter referred to as "Maker"), promises to pay to [____________], an individual resident in the state of [_______] whose address is [address] ("Holder"), in lawful money of the United States of America, the sum of [amount] ($[________]), together with interest thereon from the date hereof until paid at the rate of 15.0% per annum.

         This promissory note (this "Note") is due and payable as follows:

         Interest on the Note is payable on the fifteenth (15th) day of each month following the Effective Date. No payments of principal under this Note shall be due until the Maturity Date, at which point all principal and accrued interest remaining outstanding shall become immediately due and payable. For purposes of this Note, the term "Maturity Date" shall mean the one (1) year anniversary of the Effective Date, provided that if Maker exercises its option pursuant to Section 1.1(d) of the Loan Agreement among Maker, Holder and other lenders to extend maturity of this Note, "Maturity Date" shall mean the two (2) year anniversary of the Effective Date.

         All payments of principal and interest on this Note shall be made at the address of Holder set forth above, or such other place as the holder of this Note shall designate in writing to Maker. If any payment of principal of or interest on this Note shall become due on a day which is not a Business Day (as hereinafter defined), such payment shall be made on the next succeeding Business Day and any such extension of time shall be included in computing interest in connection with such payment. As used herein, the term "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which national banking associations are authorized to be closed.

         If any installment or payment of principal or interest of this Note is not paid within ten (10) days of when it is due and is not cured within thirty
(30) days following such ten (10) day period; or if Maker shall become insolvent (however such insolvency may be evidenced); or if any governmental authority or any court at the instance thereof shall take possession of any substantial part of the property of or assume control over the affairs or operations of, or a receiver shall be appointed for or take possession of the property of, or a writ or order of attachment or garnishment shall be issued or made against any of the property of Maker; thereupon, at the option of Holder, this Note shall become and be due and payable forthwith.

         This Note is intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision of this Note or the application hereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and such provision shall be enforced to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of the Holder to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the indebtedness evidenced by this Note. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under this Note, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, or if Holder's exercise of the option to accelerate the maturity of this Note, or if any prepayment by Maker results in Maker having paid any interest in excess of that permitted by law, then it is the express intent of Maker and Holder that all excess amounts theretofore collected by Holder be credited on the principal balance of this Note (or, if this Note has been paid in full, refunded to Maker), and the provisions of this Note immediately be deemed reformed and the amounts thereafter collectable hereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder. All sums paid, or agreed to be paid, by Maker for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of Maker to Holder under this Note shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding. Notwithstanding anything to the contrary contained herein, it is not the intention of Holder to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

         In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Note. To the extent that Chapter 303 of the Texas Finance Code, as amended, is applicable to this Note, the "weekly ceiling" specified in such chapter is the applicable ceiling.

         THIS NOTE, AND THE LOAN IT EVIDENCES, HAVE BEEN NEGOTIATED, EXECUTED AND MADE IN THE STATE OF TEXAS, WITH REFERENCE TO THE LAWS OF SAID STATE
(INCLUDING APPLICABLE FEDERAL LAW), AND IT IS UNDERSTOOD AND AGREED THAT THE LEGALITY, ENFORCEABILITY, AND CONSTRUCTION HEREOF SHALL BE GOVERNED BY TEXAS LAW, INCLUDING SUCH APPLICABLE FEDERAL LAW.

                                     MAKER:



                                                 GREEN POWER KENANSVILLE, L.L.C.



                                                 By:____________________________
                                                    Moez Nagji
                                                    Chief Financial Officer


                                    EXHIBIT B



------------------------------ ------------------------------------ ----------- ----------------
                                                                     Principal
          Lender                                                       Value       Number of
                                          Address                     of Note    Warrant Shares
------------------------------ ------------------------------------ ----------- ----------------


------------------------------ ------------------------------------ ----------- ----------------


------------------------------ ------------------------------------ ----------- ----------------


------------------------------ ------------------------------------ ----------- ----------------


------------------------------ ------------------------------------ ----------- ----------------


------------------------------ ------------------------------------ ----------- ----------------

                                    EXHIBIT C



                                [Form of Warrant]

                                WARRANT AGREEMENT


THE SECURITIES  REPRESENTED BY THIS WARRANT HAVE NOT BEEN  REGISTERED  UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN FORM, REASONABLY ACCEPTABLE TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. ANY SUCH OFFER, SALE, ASSIGNMENT OR TRANSFER MUST ALSO COMPLY WITH THE APPLICABLE STATE SECURITIES LAWS.


                        GREEN POWER ENERGY HOLDINGS CORP

                        WARRANT TO PURCHASE COMMON STOCK

Warrant No.:      ______                            Number of Shares:___________


Date of Issuance: ______, 2003


Green Power Energy Holdings Corp., a Delaware corporation (the "Company"), hereby certifies that, for Ten United States Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, _______________, the registered holder hereof or his permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the first anniversary of the date of issuance, but not after 11:59 P.M. Central Time on the Expiration Date (as defined herein) _________ fully paid nonassessable shares of Common Stock (as defined herein) of the Company (the "Warrant Shares") at the purchase price per share provided in Section 1(b) below.

         Section 1.

         (a) Loan and Security Agreement. This Warrant is one of the Warrants (the "Warrants") issued pursuant to the terms of that certain Loan and Security Agreement dated as of ______, 2003, among the Company and the Lenders referred to therein (the "Loan Agreement").

         (b) Definitions. The following words and terms as used in this Warrant shall have the following meanings:

                  (i) "Common Stock" means (i) the Company's common stock, par value $0.001 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

                  (ii) "Expiration Date" means the date two (2) years from the date of this Warrant or, if such date falls on a Saturday, Sunday or other day on which banks are required or authorized to be closed in the City of Wilmington or the State of North Carolina or on which trading does not take place on the principal exchange or automated quotation system on which the Common Stock is traded (a "Holiday"), the next date that is not a Holiday.

                  (iii) "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                  (iv) "Securities Act" means the Securities Act of 1933, as amended.

                  (v) "Warrant" means this Warrant and all Warrants issued in exchange, transfer or replacement of any thereof.

                  (vi) "Warrant Exercise Price" shall be $1.00 per common share.

         Section 2. Exercise of Warrant.

         (a) Subject to the terms and conditions hereof, this Warrant may be exercised by the holder hereof then registered on the books of the Company, in whole or in part, at any time on any Business Day (as defined in the Loan Agreement) on or after the opening of business on the first anniversary of the date of issuance of this Warrant and prior to 11:59 P.M. Eastern Time on the Expiration Date by (i) delivery of a written notice, in the form of the subscription notice attached as Exhibit A hereto (the "Exercise Notice"), of such holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (plus any applicable issue or transfer taxes) (the "Aggregate Exercise Price") in cash or by check or wire transfer, and (iii) the surrender to a common carrier for delivery to the Company as soon as practicable following such date, this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction); provided, that if such Warrant Shares are to be issued in any name other than that of the registered holder of this Warrant, such issuance shall be deemed a transfer and the provisions of Section 7 shall be applicable. In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2(a), a certificate or certificates for the Warrant Shares so purchased, in such denominations as may be requested by the holder hereof and registered in the name of, or as directed by, the holder, shall be delivered at the Company's expense to, or as directed by, such holder as soon as practicable, and in no event later than ten (10) Business Days, after the Company's receipt of the Exercise Notice, the Aggregate Exercise Price and this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction). Upon delivery of the Exercise Notice and Aggregate Exercise Price referred to in clause (ii) above, the holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of this Warrant as required by clause (iii) above or the certificates evidencing such Warrant Shares.

         (b) Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and in no event later than ten (10) Business Days after any exercise and at its own expense, issue a new Warrant identical in all respects to this Warrant exercised except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant exercised, less the number of Warrant Shares with respect to which such Warrant is exercised.

         (c) No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock issued upon exercise of this Warrant shall be rounded up or down to the nearest whole number.

         (d) Limitation on Beneficial Ownership. The Company shall not effect any exercise of this Warrant and no holder of this Warrant shall have the right to exercise this Warrant pursuant to Section 2 to the extent that after giving effect to such exercise such Person (together with such Person's affiliates) (A) would beneficially own in excess of 4.9% of the outstanding shares of the Common Stock following such exercise and (B) would have acquired, through exercise of this Warrant or otherwise, in excess of 4.9% of the outstanding shares of the Common Stock following such exercise during the 60-day period ending on and including such date of exercise. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by a Person and its affiliates or acquired by a Person and its affiliates, as the case may be, shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, non-exercised Warrant beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Person and its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. A holder of this Warrant may waive the restrictions of this paragraph only upon not less than 61 days prior written notice to the Company (with such waiver taking effect only upon the expiration of such 61 day notice period). Notwithstanding anything to the contrary contained herein, each Exercise Notice shall constitute a representation by the holder submitting such Exercise Notice that, after giving effect to such Exercise Notice, (A) the holder will not beneficially own (as determined in accordance with this Section 2(d)) and (B) during the 60-day period ending on and including such date of exercise, the holder will not have acquired, through exercise of this Warrant or otherwise, a number of shares of Common Stock in excess of 4.9% of the outstanding shares of Common Stock as reflected in the Company's most recent Form 10-Q or Form 10-K, as the case may be, or more recent public press release or other public notice by the Company setting forth the number of shares of Common Stock outstanding, but after giving effect to exercise of this Warrant by such holder since the date as of which such number of outstanding shares of Common Stock was reported.

         Section 3. Covenants as to Common Stock. The Company hereby covenants and agrees as follows:

         (a) This Warrant is, and any Warrant issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.

         (b) All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

         (c) During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved at least 100% of the number of shares of Common Stock needed to provide for the exercise of the rights then represented by this Warrant and the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price.

         Section 4. Taxes. The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

         Section 5. Warrant Holder Not Deemed a Stockholder. Except as otherwise specifically provided herein, no holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which he or she is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

         Section 6. Representations of Holder. The holder of this Warrant, by the acceptance hereof, represents that it is acquiring this Warrant and the Warrant Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

         Section 7. Ownership and Transfer.

         (a) The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the Person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the Person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

         (b) This Warrant and the rights granted to the holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed warrant power in the form of Exhibit B attached hereto; provided, however, that any transfer or assignment shall be subject to the conditions set forth in Section 7(c) below.

         (c) The holder of this Warrant understands that this Warrant has not been and is not expected to be, registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (a) subsequently registered thereunder, or (b) such holder shall have delivered to the Company an opinion of counsel, in generally acceptable form, to the effect that the securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration; provided that (i) any sale of such securities made in reliance on Rule 144 promulgated under the Securities Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission thereunder; and (ii) neither the Company nor any other person is under any obligation to register the Warrants under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

         Section 8. Adjustment to the Shares. The Warrant Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted from time to time as follows:

         (a) Adjustment of Warrant Exercise Price upon Subdivision or Combination of Common Stock. If the Company at anytime after the date of issuance of this Warrant subdivides (by any stock split, stock dividend, recapitulation or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock obtainable upon the exercise of this Warrant will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately decreased.

         (b) Reclassification, Exchange, Combinations or Substitution. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, the holder of this Warrant shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that the holder of this Warrant would have received for the shares of Common Stock if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. The Company or its successor shall promptly issue to holder of this Warrant a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 8 including, without limitation, adjustments to the Warrant Exercise Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this
Section 8(b) shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

         Section 9. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on receipt of an indemnification undertaking, issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

         Section 10. Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  If to the Company:

                           Green Power Energy Holdings, Corp.
                           3212 Wickford Drive
                           Wilmington, North Carolina 28409
                           Telephone: (910) 392-7690
                           Facsimile: ______________________
                           Attention:  Moez Nagji

                  With copy to:

                           Jackson Walker LLP
                           901 Main Street, Suite 6000
                           Dallas, Texas 75202
                           Telephone: (214) 953 - 6119
                           Facsimile: (214) 953 - 5822
                           Attention: George Diamond, Esq.

If to a holder of this Warrant, to the following address and facsimile number ____________ _______________________, or at such other address and facsimile as shall be delivered to the Company upon the issuance or transfer of this Warrant. Each party shall provide five days' prior written notice to the other party of any change in address or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication,
(B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

         Section 11. Date. The date of this Warrant is _____, 2003. This Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date.

         Section 12. Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of Warrants representing a majority of the shares of Common Stock obtainable upon exercise of the Warrants then outstanding; provided that no such action may increase the Warrant Exercise Price of the Warrants or decrease the number of shares or class of stock obtainable upon exercise of any Warrants without the written consent of the holder of such Warrant.

         Section 13. Descriptive Headings The descriptive headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

         Section 14. Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Texas, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Texas or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Texas.

                            [Signature Page Follows]

         This Warrant has been duly executed by the Company as of the date first set forth above.

                                               GREEN POWER ENERGY HOLDINGS CORP.



                                               By:______________________________
                                                  Moez Nagji
                                                  Chief Financial Officer

                              EXHIBIT A TO WARRANT
                              --------------------

                                SUBSCRIPTION FORM

        TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

                       GREEN POWER ENERGY HOLDINGS, CORP.

         The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock ("Warrant Shares") of Green Power Energy Holdings Corp., a Delaware corporation (the "Company"), evidenced by the attached Warrant (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

         1. Payment of Warrant Exercise Price. The holder shall pay the sum of $___________________ to the Company in accordance with the terms of the Warrant.

         2. Delivery of Warrant Shares. The Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant.

Date:                             ,
     ____________________  _______ ___________





Name of Registered Holder

_____________________________

Name:________________________

                              EXHIBIT B TO WARRANT
                              --------------------

                              FORM OF WARRANT POWER


FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to ________________, Federal Identification No. __________, a warrant to purchase
____________ shares of the capital stock of Green Power Energy Holdings Corp., a Delaware corporation, represented by warrant certificate no. _____, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint ______________, attorney to transfer the warrants of said corporation, with full power of substitution in the premises.


Dated:  _______________, 200__
                                                ________________________________

                                                Name:___________________________

                                    EXHIBIT D



                               [Pledge Agreement]

                                PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT ("Agreement") is made as of August 18, 2003, by Wayne Coverdale, Steve Stanko, A.D. Justus Trust and Moez Nagji (hereinafter collectively called "Pledgor"), in favor of the individuals or entities listed on Schedule "A" hereto and each additional person who becomes a party to this Agreement by executing a Supplement and delivering it to the Company (hereinafter collectively called the "Secured Party"). Pledgor hereby agrees with Secured Party as follows:

         1. Definitions. As used in this Agreement, the following terms shall have the meanings indicated below.

                  (a) The term "Code" shall mean the Uniform Commercial Code as in effect in the State of Texas on the date of this Agreement or as it may hereafter be amended from time to time.

                  (b) The term "Collateral" shall mean all property specifically described on Schedule "B" attached hereto and made a part hereof. Schedule "B" shall set forth up to 1,000,000 shares of Green Power Energy Corp. common stock (consisting of 250,000 shares held by each of the Pledgors). The number of shares actually set forth on Schedule "B" shall be that number of shares equal to one-fourth of the aggregate amount of money then loaned to Green Power Kenansville, L.L.C. by the Secured Party, rounded to the nearest 10,000. Each Pledgor shall contribute one-fourth of the total shares pledged pursuant to this Agreement. Schedule "B" shall be updated from time to time to reflect the proper number of shares as described in this Section 1(b). The term Collateral, as used herein, shall also include (i) all certificates, instruments and/or other documents evidencing the foregoing, (ii) all renewals, replacements and substitutions of all of the foregoing, (iii) all Additional Property (as hereinafter defined), and (iv) all PRODUCTS and PROCEEDS of all of the foregoing. The designation of proceeds does not authorize Pledgor to sell, transfer or otherwise convey any of the foregoing property.

                  (c) The term "Loan Documents" shall mean all instruments and documents evidencing, securing, governing, guaranteeing and/or pertaining to the Indebtedness, together with all renewals, extensions, amendments, supplements and restatements thereto.

                  (d) The term "Indebtedness" shall mean the obligations of Green Power Energy Holdings Corp. and Green Power Holdings, LLC (hereinafter referred to as "Primary Debtor") pursuant to the Loan Documents.

                  (e) The term  "Documents"  shall mean this (i)  Agreement  and
         (ii) the Loan Documents.

                  (f) The term "Obligated Party" shall mean any party other than Primary Debtor who secures, guarantees and/or is otherwise obligated to pay all or any portion of the Indebtedness.

                  (g) Additional Definitions. All words and phrases used herein which are expressly defined in Section 1.201, Chapter 8 or Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in Section 1.201, Chapter 8 or Chapter 9 of the Code.

         2. Security Interest. As security for the Indebtedness, Pledgor, for value received, hereby grants to Secured Party a continuing security interest in the Collateral on a pro rata basis based upon the amount of Indebtedness owed to the respective Secured Party referenced on Schedule "A" hereto.

         3. Additional Property. Collateral shall also include the following property (collectively, the "Additional Property") which Pledgor becomes entitled to receive or shall receive in connection with any other Collateral:
(a) any stock certificate, including without limitation, any certificate representing a stock dividend or any certificate in connection with any recapitalization, reclassification, merger, consolidation, conversion, sale of assets, combination of shares, stock split or spin-off; (b) any option, warrant, subscription or right in substitution of any other Collateral; (c) any dividends or distributions of any kind whatsoever, whether distributable in cash, stock or other property; and (d) any conversion or redemption proceeds; provided, however, that until the occurrence of an Event of Default (as hereinafter defined), Pledgor shall be entitled to all cash dividends paid on the Collateral free of the security interest created under this Agreement. All Additional
Property received by Pledgor shall be received in trust for the benefit of Secured Party. All Additional Property and all certificates or other written instruments or documents evidencing and/or representing the Additional Property that is received by Pledgor, together with such instruments of transfer as Secured Party may request, shall immediately be delivered to or deposited with Secured Party and held by Secured Party as Collateral under the terms of this Agreement. If the Additional Property received by Pledgor shall be shares of stock or other securities, such shares of stock or other securities shall be duly endorsed in blank or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party. Secured Party shall be deemed to have possession of any Collateral in transit to Secured Party or its agent.

         4. Voting Rights. As long as no Event of Default shall have occurred hereunder, any voting rights incident to any stock or other securities pledged as Collateral may be exercised by Pledgor; provided, however, that Pledgor will not exercise, or cause to be exercised, any such voting rights, without the prior written consent of Secured Party, if the direct or indirect effect of such vote will result in an Event of Default hereunder.

         5. Maintenance of Collateral. Other than the exercise of reasonable care to assure the safe custody of any Collateral in Secured Party's possession from time to time, Secured Party does not have any obligation, duty or responsibility with respect to the Collateral. Without limiting the generality of the foregoing, Secured Party shall not have any obligation, duty or responsibility to do any of the following: (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing Pledgor with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral unless (i) Pledgor makes written demand to Secured Party to do so, (ii) such written demand is received by Secured Party in sufficient time to permit Secured Party to take the action demanded in the ordinary course of its business, and (iii) Pledgor provides additional collateral, acceptable to Secured Party in its sole discretion; (c) collect any amounts payable in respect of the Collateral (Secured Party being liable to account to Pledgor only for what Secured Party may actually receive or collect thereon); (d) sell all or any portion of the Collateral to avoid market loss; (e) sell all or any portion of the Collateral unless and until (i) Pledgor makes written demand upon Secured Party to sell the Collateral, and (ii) Pledgor provides additional collateral, acceptable to Secured Party in its sole discretion; or (f) hold the Collateral for or on behalf of any party other than Pledgor.

         6. Representations and Warranties. Pledgor hereby represents and warrants the following to Secured Party:

                  (a) Enforceability. This Agreement and the other Documents constitute legal, valid and binding obligations of Pledgor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

                  (b) Ownership and Liens. Pledgor has good title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Pledgor has not executed any other security agreement currently affecting the Collateral and no financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party.

                  (c) No Conflicts or Consents. Neither the ownership, the intended use of the Collateral by Pledgor, the grant of the security interest by Pledgor to Secured Party herein nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (A) any domestic or foreign law, statute, rule or regulation, or (B) any agreement, judgment, license, order or permit applicable to or binding upon Pledgor or otherwise affecting the Collateral, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Pledgor or of any person. No consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the grant by Pledgor of the security interest herein or the exercise by Secured Party of its rights and remedies hereunder.

                  (d) Security Interest. Pledgor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance. This Agreement creates a legal, valid and binding security interest in favor of Secured Party in the Collateral.

                  (e) Location. Pledgor's residence or chief executive office, as the case may be, and the office where the records concerning the Collateral are kept is located at its address set forth on the signature page hereof.

                  (f) Solvency of Pledgor. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Pledgor at the time of the execution of this Agreement, (i) Pledgor is and will be solvent and (ii) Pledgor is paying and will continue to be able to pay its debts as they mature.

                  (g) Securities. Any certificates evidencing securities pledged as Collateral are valid and genuine and have not been altered. All securities pledged as Collateral have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any party or of any agreement by which Pledgor or the issuer thereof is bound. No restrictions or conditions exist with respect to the transfer or voting of any securities pledged as Collateral, except as has been disclosed to Secured Party in writing.

         7. Affirmative Covenants. Pledgor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective unless Secured Party shall otherwise consent in writing.

                  (a) Ownership and Liens. Pledgor will maintain good and marketable title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. Pledgor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Pledgor will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Secured Party. Pledgor will defend at its expense Secured Party's right, title and security interest in and to the Collateral against the claims of any third party.

                  (b) Delivery of Instruments and/or Certificates. Contemporaneously herewith, Pledgor covenants and agrees to deliver to Secured Party any certificates, documents or instruments representing or evidencing the Collateral, with Pledgor's endorsement thereon and/or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party.

                  (c) Adverse Claim. Pledgor covenants and agrees to promptly notify Secured Party of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interest created hereunder and, at Pledgor's expense, defend Secured Party's security interest in the Collateral against the claims of any third party. Pledgor also covenants and agrees to promptly deliver to Secured Party a copy of all written notices received by Pledgor with respect to the Collateral, including without limitation, notices received from the issuer of any securities pledged hereunder as Collateral.

                  (d) Further Assurances. Pledgor will contemporaneously with the execution hereof and from time to time thereafter at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation, executing and filing any financing or continuation statements, or any amendments thereto.

         8. Negative Covenants. Pledgor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective, unless Secured Party shall otherwise consent in writing.

                  (a) Transfer or Encumbrance. Pledgor will not (i) sell, assign (by operation of law or otherwise) or transfer Pledgor's rights in any of the Collateral, (ii) grant a lien or security interest in or execute, file or record any financing statement or other security instrument with respect to the Collateral to any party other than Secured Party, or (iii) deliver actual or constructive possession of any certificate, instrument or document evidencing and/or representing any of the Collateral to any party other than Secured Party.

                  (b) Impairment of Security Interest. Pledgor will not take or fail to take any action which would in any manner impair the enforceability of Secured Party's security interest in any Collateral.

                  (c) Restrictions on Securities. Pledgor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any securities pledged as Collateral, except as consented to in writing by Secured Party.

                  (d) Place of Perfection. Pledgor will not change his name from the name specified on the signature page hereof unless Secured Party has received written notice from Pledgor specifying the new name, such notice to be received by Secured Party not less than 30 days prior to such change of name. Pledgor shall not change the location of his residence to a location other than the address specified on the signature page hereto unless Secured Party has received written notice from Pledgor specifying the address of the new location of Pledgor's residence, such notice to be received by Secured Party not less than 30 days prior to such change of location.

         9. Rights of Secured Party. Secured Party shall have the rights contained in this Section at all times during the period of time this Agreement is effective.

                  (a) Power of Attorney. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, to take any action and to execute any instrument which Secured Party may from time to time in Secured Party's discretion deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation, the following action: (i) transfer any securities, instruments, documents or certificates pledged as Collateral in the name of Secured Party or its nominee; (ii) use any interest, premium or principal payments, conversion or redemption proceeds or other cash proceeds received in connection with any Collateral to reduce any of the Indebtedness; (iii) exchange any of the securities pledged as Collateral for any other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, and, in connection therewith, to deposit and deliver any and all of such securities with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as Secured Party may deem necessary or appropriate; (iv) exercise or comply with any conversion, exchange, redemption, subscription or any other right, privilege or option pertaining to any securities pledged as Collateral; provided, however, except as provided herein, Secured Party shall not have a duty to exercise or comply with any such right, privilege or option (whether conversion, redemption or otherwise) and shall not be responsible for any delay or failure to do so; and (v) file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral.

                  (b) Performance by Secured Party. If Pledgor fails to perform any agreement or obligation provided herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Pledgor on demand.

Notwithstanding any other provision herein to the contrary, Secured Party does not have any duty to exercise or continue to exercise any of the foregoing rights and shall not be responsible for any failure to do so or for any delay in doing so.

         10. Events of Default. Each of the following constitutes an "Event of Default" under this Agreement:

                  (a) Failure to Pay Indebtedness. The failure, refusal or neglect of Primary Debtor to make any payment of principal or interest on the Indebtedness, or any portion thereof, as the same shall become due and payable; or

                  (b) Non-Performance of Covenants. The failure of Primary Debtor, Pledgor or any Obligated Party to timely and properly observe, keep or perform any covenant, agreement, warranty or condition required herein or in any of the other Documents; or

                  (c) Default Under other Documents. The occurrence of a default under any of the other Documents.

                  (d) Bankruptcy or Insolvency. If Primary Debtor, Pledgor or any Obligated Party: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its or his inability to pay its or his debts as they become due; (ii) generally is not paying its or his debts as such debts become due; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "Applicable Bankruptcy Law") or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of sixty (60) days any attachment, sequestration or similar writ levied upon any property of such party; or (vi) fails to pay within thirty (30) days any final money judgment against such party; or

                  (e) Execution on Collateral. The Collateral or any portion thereof is taken on execution or other process of law in any action against Pledgor; or

                  (f) Abandonment. Pledgor abandons the Collateral or any portion thereof; or

                  (g) Action by Other Lienholder. The holder of any lien or security interest on any of the Collateral (without hereby implying the consent of Secured Party to the existence or creation of any such lien or security interest on the Collateral), declares a default thereunder or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder; or

                  (h) Liquidation, Death and Related Events. If Primary Debtor or any Obligated Party is an entity, the liquidation, dissolution, merger or consolidation of any such entity or, if Primary Debtor or any Obligated Party is an individual, the death or legal incapacity of any such individual.

         11. Remedies and Related Rights. If an Event of Default shall have occurred, and without limiting any other rights and remedies provided herein, under any of the other Documents or otherwise available to Secured Party, Secured Party may exercise one or more of the rights and remedies provided in this Section.

                  (a) Remedies. Secured Party may from time to time upon the occurrence of an Event of Default, at its discretion, without limitation and without notice except as expressly provided in any of the Documents:

                           (i) exercise in respect of the Collateral all the rights and remedies of a secured party under the Code;

                           (ii) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

                           (iii) sell or otherwise dispose of, at its office, on
                  the premises of Pledgor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

                           (iv) buy the Collateral,  or any portion thereof,  at
                  any public sale;

                           (v) buy the Collateral,  or any portion  thereof,  at
                  any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

                           (vi) apply for the  appointment of a receiver for the
                  Collateral,   and   Pledgor   hereby   consents  to  any  such
                  appointment; and

                           (vi) at its option, retain the Collateral in satisfaction of the Indebtedness whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise.

         Pledgor agrees that in the event Pledgor is entitled to receive any notice under the Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at Pledgor's address set forth on the signature page hereof, ten (10) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor further acknowledges and agrees that the redemption by Secured Party of any certificate of deposit pledged as Collateral shall be deemed to be a commercially reasonable disposition under the Code.

                  (b) Private Sale of Securities. Pledgor recognizes that Secured Party may be unable to effect a public sale of all or any part of the securities pledged as Collateral because of restrictions in applicable federal and state securities laws and that Secured Party may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that each any such private sale may be at prices and other terms less favorable then what might have been obtained at a public sale and, notwithstanding the foregoing, agrees that each such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer to register such securities for public sale under any federal or state securities laws. Pledgor further acknowledges and agrees that any offer to sell such securities which has been made privately in the manner described above to not less than five (5) bona fide offerees shall be deemed to involve a "public sale" for the purposes of the Code, notwithstanding that such sale may not constitute a "public offering" under any federal or state securities laws and that Secured Party may, in such event, bid for the purchase of such securities.

                  (c) Application of Proceeds. If any Event of Default shall have occurred, Secured Party may at its discretion apply or use any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows:

                           (i) to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Secured Party in connection with (A) the administration of the Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Secured Party hereunder;

                           (ii) to the  payment  or  other  satisfaction  of any
                  liens and other encumbrances upon the Collateral;

                           (iii) to the satisfaction of the Indebtedness;

                           (iv) by holding such cash and proceeds as Collateral;

                           (v) to the payment of any other  amounts  required by
                  applicable law (including without limitation, Section 9.615 of the Code or any other applicable statutory provision); and

                           (vi) by delivery to Pledgor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

                  (d) Limited Recourse. Secured Party's sole remedy against Pledgor shall be to enforce Secured Party's rights with respect to the Collateral. Secured Party shall not be entitled to enforce or to attempt to enforce any deficiency or other money judgment against Pledgor with respect to any obligations, including but not limited to the obligations under the Documents, in excess of such amounts received by Secured Party from the proceeds of the sale of, collection from or other realization upon the Collateral.

                  (e) Non-Judicial Remedies. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Pledgor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. Pledgor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm's length. Nothing herein is intended to prevent Secured Party or Pledgor from resorting to judicial process at either party's option.

                  (f) Waiver. Pledgor waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness. Pledgor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Indebtedness shall have been paid in full, Pledgor shall have no right of subrogation and Pledgor waives the right to enforce any remedy which Secured Party has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Pledgor authorizes Secured Party, and without notice or demand and without any reservation of rights against Pledgor and without affecting Pledgor's liability hereunder or on the Indebtedness, to (i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property, (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce or modify any of the provisions of any of the Documents executed by any third party, and (v) release or substitute any third party.

                  (g) Voting Rights. Upon the occurrence of an Event of Default,
         Pledgor will not exercise any voting rights with respect to securities pledged as Collateral. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact (such power of attorney being coupled with an interest) and proxy to exercise any voting rights with respect to Pledgor's securities pledged as Collateral upon the occurrence of an Event of Default.

                  (h) Dividend Rights and Interest Payments. Upon the occurrence of an Event of Default:

                           (i) all rights of  Pledgor to receive  and retain the
                  dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 3 shall automatically cease, and all such rights shall thereupon become vested with Secured Party which shall thereafter have the sole right to receive, hold and apply as Collateral such dividends and interest payments; and

                           (ii) all  dividend and  interest  payments  which are
                  received by Pledgor contrary to the provisions of clause (i) of this Subsection shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor, and shall be forthwith paid over to Secured Party in the exact form received (properly endorsed or assigned if requested by Secured Party), to be held by Secured Party as Collateral.

         12. Miscellaneous.

                  (a) Entire Agreement. This Agreement contains the entire agreement of Secured Party and Pledgor with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.

                  (b) Amendment. No modification, consent or amendment of any provision of this Agreement or any of the other Documents shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

                  (c) Actions by Secured Party. The lien, security interest and other security rights of Secured Party hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, or (iii) any release or indulgence granted to any endorser, guarantor or surety of the Indebtedness. The taking of additional security by Secured Party shall not release or impair the lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Pledgor hereunder.

                  (d) Waiver by Secured Party. Secured Party may waive any Event of Default without waiving any other prior or subsequent Event of Default. Secured Party may remedy any default without waiving the Event of Default remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Pledgor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Pledgor in any case shall of itself entitle Pledgor to any other or further notice or demand in similar or other circumstances.

                  (e) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

                  (f) Venue. Federal Courts within the State of North Carolina shall have jurisdiction over any and all disputes arising under or pertaining to this Agreement and venue for any such disputes shall be in the State of North Carolina.

                  (g) Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

                  (h) No Obligation. Nothing contained herein shall be construed as an obligation on the part of Secured Party to extend or continue to extend credit to Primary Debtor.

                  (i)  Notices.   All  notices,   requests,   demands  or  other
         communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (i) personal delivery, (ii) expedited delivery service with proof of delivery, or (iii) United States mail, postage prepaid, registered or certified mail, return receipt requested, sent to the intended addressee at the address set forth on the signature page hereof or to such different address as the addressee shall have designated by written notice sent pursuant to the terms hereof and shall be deemed to have been received either, in the case of personal delivery, at the time of personal delivery, in the case of expedited delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service. Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.

                  (j) Binding Effect and Assignment. This Agreement (i) creates a continuing security interest in the Collateral, (ii) shall be binding on Pledgor and the heirs, executors, administrators, personal representatives, successors and assigns of Pledgor, and (iii) shall inure to the benefit of Secured Party and its successors and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other Documents to any other party. Pledgor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

                  (k) Gender and Number. Within this Agreement, words of any gender shall be held and construed to include the other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.

                  (l) Cumulative Rights. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any of the other Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

                  (m) Descriptive Headings. The headings in this Agreement are for convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.

                            [Signature Page follows]

EXECUTED as of the date first written above.

                                    PLEDGOR:
                                            ____________________________________
                                            Wayne Coverdale
                                            3212 Wickford Drive
                                            Wilmington, NC 28409


                                            ____________________________________
                                            Moez Nagji
                                            6189 Moores Creek Dr
                                            Summerfield NC 27358


                                            ____________________________________
                                            Steve Stanko
                                            RBS Enterprises, Inc.
                                            898 Fern Hill Road,
                                            West Chester, PA  19380


                                            ____________________________________
                                            Mark Justus,
                                            as Trustee for the A.D. Justus Trust
                                            AD Justus Trust
                                            123 Maple Tree Lane
                                            Powell, TN  37849


                                 SECURED PARTY:


                                            ____________________________________


                                            ____________________________________


                                            ____________________________________


                                            ____________________________________


                                            ____________________________________


                                            ____________________________________

                         SUPPLEMENT TO PLEDGE AGREEMENT



                  The undersigned has read the Pledge Agreement among Pledgors and Secured Parties dated as of __________, 2003 (the "Agreement"), and is fully cognizant of the terms and provisions thereof. In consideration of being permitted to acquire a promissory note from the Company, the undersigned agrees that, by the execution of this Supplement, the undersigned has become, and is, one of the parties to the Agreement as if originally named therein, for all intents and purposes and to the same extent as if originally named in the Agreement.

         The address of the undersigned is:

                  _______________________

                  _______________________

               [Remainder of this page intentionally left blank.]

         Dated this _____ day of __________, 20___.


                                        ________________________________________
                                        Signature of Secured Party)
                                        (Printed or typed name of Secured Party)

                                         _______________________________________
                                         Address of Secured Party:






         Accepted and agreed to on behalf of Pledgors as of this _____ day of __________, 20___.

Pledgor's Address:                                   PLEDGOR:


________________________      Wayne Coverdale


                              __________________________________________________
________________________      Moez Nagji


                              __________________________________________________
________________________      Steve Stanko


                              __________________________________________________
________________________      Mark Justus, as Trustee for the A. D. Justus Trust

                                  SCHEDULE "A"



Name of Secured Party                                     Collateral Allocation

                                  SCHEDULE "B"

The following property is a part of the Collateral as defined in Subsection
1(b):

         75,000 shares of common stock of Green Power Energy Corp. (the "Company") as evidenced by Certificate Number ________ issued in the name of Wayne Coverdale; 75,000 shares of common stock of the Company as evidenced by Certificate Number ________ issued in the name of Steve Stanko; 75,000 shares of common stock of the Company as evidenced by Certificate Number ________ issued in the name of the A. D. Justus Trust and 75,000 shares of common stock of the Company as evidenced by Certificate Number _______ issued in the name of Moez Nagji.